SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                               Form 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                           April 15, 1997


                         Fidelity Bankshares, Inc.
                  ---------------------------------------
         (Exact name of registrant as specified in its charter)

        Delaware                0 -29040            65-0717085
-----------------------    -----------------     ----------------
    (State or other      (Commission File No.)   (I.R.S. Employer
    jurisdiction of                           Identification No.)


         Registrant's telephone number, including area code:
                          (561) 659-9900

                          Not Applicable
    ---------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On April 15, 1997, Fidelity Bankshares, Inc. (the "Registrant") announced that it is commencing a stock repurchase program to acquire up to 337,000 shares of its common stock par value $.10 per share, which represents approximately 5% of the outstanding common stock. The stock repurchase program is expected to be completed within one year. For further information, see the Registrant's press release dated April 15, 1997, which is included as Exhibit 99 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of Fidelity Bankshares, Inc.
                    dated April 15, 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              FIDELITY BANKSHARES, INC.


DATE: April 18, 1997          By:  /s/ Vince A. Elhilow
                                   ------------------------------
                                   Vince A. Elhilow
                                   President and Chief Executive
                                    Officer

                          EXHIBIT INDEX

     The following Exhibits are filed as part of this report:

          Exhibit 99     Press Release of Fidelity Bankshares,
                         Inc.